Exhibit 32.1

Certification of the

President and Chief Executive Officer

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q/A of National Financial Partners Corp. and Subsidiaries (the “Company”) for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jessica M. Bibliowicz, President and Chief Executive Officer of the Company, certify to the best of my knowledge pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ JESSICA M. BIBLIOWICZ
Jessica M. Bibliowicz
President and Chief Executive Officer
November 19, 2004